Exhibit 99.1

Exhibit 99.1

Investor Meetings

June 14, 2012

Foote Hydro 1918

Zeeland 2007

Lake Winds 2012

1

This presentation is made as of the date hereof and contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s Form 10-K for the year ended December 31 and as updated in subsequent

10-Qs. CMS Energy’s and Consumers Energy’s “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK

FACTORS” sections are incorporated herein by reference and discuss important factors that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis. Management views adjusted earnings as a key measure of the company’s present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. Certain of these items have the potential to impact, favorably or unfavorably, the company’s reported earnings in 2012. The company is not able to estimate the impact of these matters and is not providing reported earnings guidance.

2

Business Model Strong (5% to 7% growth) . . .

Financial

Business

Use NOLs to Eliminate Need for “Block” Equity

– Grow Operating Cash Flow and EPS 5%—7%

– Invest in Utility

• Create Jobs

• Enhance Customer Value

• Improve Environment

• Reduce O&M

– Base Rate

Increases Inflation

Consistent financial performance

Fair and timely regulation

Utility investment

Customer value

Safe, excellent operations

Safe, excellent operations

. . . . and sustainable with moderate rate increases inflation.

3

Capital Investment . . . .

Rate Base Utility Investment

Bils 15

14

13

12

11

10

9

6

5%-7%

8
7

Reliability/Deliverability Renewables

Smart Grid Environmental

Base capital

Depreciation 5

Average Rate Base (bils)

2011 2012 2013 2014 2015 2016 $10.9 $11.5 $12.3 $13.2 $14.0

Base capital

Investment Choices Reliability/deliverability Renewables Smart Grid Environmental Total Choices

Total Capital 2012-16

2012-16

(bils)

$3.1

$1.2 0.5 0.3 1.5 $3.5

$6.6

. . . . growsrows rate base.

4

$1.5 Billion Environmental Investment . . . .

Expenditures Clean Air Standards

2012 – 2016 (bils)

Air

• NOx

• SO2

• Mercury Water Solid Waste

$0.1 0.7 0.4 0.1 0.2

Total $1.5

Cross-State Air Pollution Rule mandates SO2 and NOx reductions by January 2012 – stayed

Already achieving compliance

Mercury and Air Toxics Standard (MATS)

Largest five coal units planned to be controlled – around 2,000 MW

Retirement or mothballing of smaller coal plants – 950 MW

. . . . to comply with state and federal laws and regulations.p

5

Renewable Energy Investment Plans . . . .

Michigan energy law requires:

10% renewables by 2015

Purchase 50% and build 50%

20-year levelized surcharge

Renewable energy surcharge reduced by $57 million annually

Plan to invest about $0.5 billion over next five years

$235 million, Lake Winds Energy Park under construction

. . . . at lower customer costs while maintaining investment.

6

Balanced Generation – Capacity Fuel Mix

Present 2016

Renewables

4%

Pumped Storage 11%

Oil 8%

Nuclear 9%

Coal

35%

Gas 33%

Pumped Storage 11% Purchases 12% Oil 7% Coal 23% Gas 30%

Nuclear 8% Renewables 9%

7

Capital Investment “Self Limited” . . . .

2012 – 2016 Plan Opportunity Level

$66 Billion

Faster smart grid

Pipe replacements

Pole replacements

New gas generation

$10 Billion

Customer rates

<2%

>4%

. . . . holdsolds down customer base rate increases.

8

Michigan Energy Law . . . .

2008 Law Regulation

Growth

•

Renewable energy plan

•

Energy optimization

Speed

•

File and implement

ratemaking

•

Forward test year

Risk Mitigation

•

Retail open access cap

•

Decoupling

John Quackenbush, Chairman Appointed: 9/15/11 Term Ends: 7/2/17 Republican

Orjiakor Isiogu, Commissioner Appointed: 9/9/07 Term Ends: 7/2/13 Democrat

Greg White, Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 Independent

. . . . enables timely rate recovery and mitigates risks.

Rate Case Timeline

2008 2009 2010 2011 2012

ELECTRIC

GAS

$Filed 214 M Increase

$Filed 178 M Increase

implement Self- $179 M

$Filed 114 M Increase

Order Final $139 M

implement Self- $150 M

Order Final $146 M

$Filed 195 M Increase

implement Self- $118 M

Order Final $118 M

implement Self-

$89 M

$ Filed 49 M Increase

$ Filed 55 M Increase

Order Final

$66 M

Order Final

$31 M

implement Self-

$23 M

Order Final

$16 M

2008 2009 2010 2011 2012

Frequent and streamlined rate case strategy continues.

Electric Rate Case Final Order U-16794

Amount

(mils)

Self implemented – December 8

$118 a

10.3% vs 10.7% return on equity

(20)

Lower environmental & other

(6)

Clean coal plant recovery

6

Higher depreciation

20

Final Order – June 7

$118

Rate base (bils)

$7.4

Equity ratio – financial

51.38%

– regulatory

42.07

a Limited to 60% of $195 mil request

Major Provisions

New depreciation rates effective June 8

Clean coal plant costs recovered over three earsy

Approved capital expenditures based on historical spending

Regulatory asset for major maintenance O&M in excess of amount authorized

Approved Smart Grid Phase 2

Adopted uncollectible accounts proposed by Consumers

Gas Rate Case Final Order U-16855

Major Provisions

Amount

(mils)

Self implemented – March 1

$23

10.3% vs 10.5% return on equity

(4)

Other “black box” settlement

(3)

Final Order – June 7

$16

Implied rate base (bils)

$3.1

Consumers will invest $56 million annually in main replacement program

Revenue decoupling mechanism through April 30, 2012, may be reinstituted with future case

Approved Consumers projected sales level – 285.6 Bcf

Next gas rate case filed no earlier than December 1, 2012

Ongoing Regulatory Strategy . . . .

Michigan investment

Base rate increases inflation

Rate “offsets”

Communication and alignment

. . . . balances customer interests and investor certainty.

O&M Cost Control . . . .


O&M Cost Change
7.5%
3.3%
-4%
-1%

Average Customer Rates	2002-2006	2007-2011	2012	2012-2016
Electric				
Base [a]	1%	3%	1% ✓	1% ✓
Fuel & Purchased Power	2	4	2	3
Gas				
Base [a]	2%	2%	2% ✓	2% ✓
Commodity	14	(4)	(5)	(3)

[a] Includes surcharges

. . . . holds down rates with strong customer focus.

14

Sales Recovery . . . .

Electric Salesa

GWh

40,000

35,000

30,000

25,000

20,000

15,000 0

1975 1979 1983 1987 1991 1995 1999 2003 2007 2012 2011

7% decline 1979 to 1982

Up 9% 1983 & 1984

6% decline 2007 to 2009

2010 Up to 5% 2012

Electric Salesa vs Prior Years

Before EO

+2.1%

-0.7%

-2.0%

-3.0%

+1.7%

2.4%

+1.3%

+3%

+2%

+5%

-6%

2006 2007 2008 2009 2010 2011 2012

a Weather adjusted

. . . . adds rate “headroom”.

Risk Mitigation . . . .

Risk

Mitigation

Economy

Sluggish recovery or

• Customer focus

downturn

• Back-up liquidity

Capital Investments

Regulatory recovery

• Priority projects

• Regulatory alignment

Regulatory / Political

ROA and customer

• ROA “cap”

rate pressure

• Base rate increases

“inflation”

Commodities (prices)

Regulatory

• Follow MPSC-approved plan

alignment

to ensure recovery

Capital Structure

Interest rates

• Maintain flexibility

• Thick liquidity

• Prefund obligations

Shareowner Return

Sustainable returns;

• Risk management

interest rates

• Consistent EPS performance

• Attractive dividend

. . . customerustomer focus key.

Liquidity (as of 3/31/12) . . . .

Availability

$1.8 Billion

CMS Energy

5-year revolver—2016

Consumers Energy

5-year revolver—2016

5-year revolver—2017

A/R Facility—2012

Cash

$547 mils

499

150

250

358

32% Market Cap

Parent Debt Strategy

Thick liquidity – 2x peers

Pre-funding

Robust backup plan

. . . . strongtrong and conservative.

Operating Cash Flow Growth . . . .

Amount (bils) $2.5

2.0

1.5

1.0

0.5 0.0 (0.5)

$1.5

$1.6

$1.7

$1.8

$1.9

$2.0

$2.1

Gross operating cash flowa up $0.1 billion per year

Working capital and taxes

Base Investment

Investment choices

Cash flow before dividend

2010 2011 2012 2013 2014 2015 2016

NOLs & Credits $0.8 $0.8 $0.7 $0.5 $0.3 $0.2 $0.1

a Non-GAAP

EPS a and Dividend Growth . . . .

EPS

$1.55 $1.52

$0.81

$0.90

$0.96

$1.08

$1.21 b

$1.26

$1.36

$1.45

7%

5%

$0.84

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Future

Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock

Dividend

14%

27%

32%

39%

80%

0

20¢

36¢

50¢

66¢

96¢

2006 2007 2008 2009 2010 2011 2012

Payout 0% 25% 30% 40% 49% 58% 62%

. . . . providerovide strong TSR.

Total Shareowner Return . . . .

Investment Considerations

Predictable and visible earnings growth

Affordable, sustainable rates

Customer focus

Needed investment

Regulatory support

Strong risk mitigation

TSR up 9% to 11%

Dividend Yield

EPS GroWth

. . . . upp 9% to 11%.

APPENDIX

Despite Adverse Weather . . . .

First Quarter Weather

+20¢ +15 +10 +5 0 -5 -10 -15 -20

+5¢

-13¢

2012

2011

Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Recovery Actions

Amount

Complete

• Lower cost financing 2¢

• Lower pension cost 2

• Lower uncollectibles 1

• Lower property tax 1

• Less “lost” gas 1

• Lower injuries & damages 1

Subtotal Complete 8¢

Underway

• Efficiencies 2

• Economy 2

• Regulatory 1

Subtotal Underway 5¢

Total 13¢

. . . . adjusteddjusted EPS (non-GAAP) guidance unchanged.

Michigan’s Economy Recovering . . . .

Unemployment Improvements

16% 14 12 10 8 6 4 2 0

Michigan

U.S.

14%

10%

8%

2006 2007 2008 2009 2010 2011 2012

Source: Bureau of Labor Statistics

U.S. Auto Sales

In Millions

17.4

14.3

13.0

11.8

10.6

2005 2009 2010 2011 2012F

Source: Wardsauto; J.D. Power and LMC Automotive

. . . . quicker than anticipated.

Capital Expenditures

Plan 2012-2016

2012 2013 2014 2015 2016 Total

(mils) (mils) (mils) (mils) (mils) (mils)

Electric

Distribution $ 198 $ 188 $ 196 $ 191 $ 193 $ 966

Generation 101 79 136 78 130 524

New customers 31 31 35 40 39 176

Other 93 84 70 73 75 $ 395

Base capital $ 423 $ 382 $ 437 $ 382 $ 437 $ 2,061

Gas

Distribution $ 130 $ 144 $ 145 $ 145 $ 145 $ 709

New customers $ 29 $ 18 $ 20 $ 21 $ 22 $ 110

Other 56 52 47 39 40 234

Base capital $ 215 $ 214 $ 212 $ 205 $ 207 $ 1,053

Total base capital $ 638 $ 596 $ 649 $ 587 $ 644 $ 3,114

Investment choices:

Environmental $ 268 $ 349 $ 320 $ 356 $ 260 $ 1,553

Reliability 250 236 249 209 212 1,156

Renewables 186 24 112 228 8 558

Smart Grid 61 51 53 54 47 266

Total choices $ 765 $ 660 $ 734 $ 847 $ 527 $ 3,533

Total Utility $ 1,403 $ 1,256 $ 1,383 $ 1,434 $ 1,171 $ 6,647

Federal Tax Benefits

Net NOLs and Credits

$0.8

$0.7

$0.5

$0.3

$0.2

$0.1

2011 2012 2013 2014 2015 2016

Gross NOLs (bils) $1.3 $1.2 $0.5 $0 $0 $0

“Block” Equity 0 0 0 0 0 0

No need for equity (dilution) through 2016.

2012 Sensitivities . . . .

Annual Impact Sensitivity EPS OCF

(mils)

Sales (weather adjusted) a

Electric (38,116 Gwh) + 1% $0.05 + $20

Gas (287 Bcf) + 1 + 0.01 + 5 Gas prices (NYMEX) + 1.00 * –+ 25 Uncollectible accounts (mils) + 5 –+ 0.01 * ROE (authorized)

Electric (10.7%) + 20 bps + 0.02 + 10

Gas (10.5%) + 20 + 0.01 + 4 Stock price (dilution) $1 share < 0.01 0

* Less than 0.5¢ or $500,000 a Reflect 2012 sales forecast

Credit Ratings . . . .

S&P/Fitch Scale Moody’s S&P Fitch Moody’s

Consumers

A- A3 Secured

BBB+ Baa1 Target

BBB Baa2

BBB- Baa3

BB+ Ba1

CMS

BB+ Ba1 Unsecured

BB Ba2 Target

BB- Ba3

B+ B1

B B2

B- B3

Outlook Positive Stable Positive

Present

2002

. . . . reflect March upgrade by Fitch and positive outlook by S&P and Moody’s.

28

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES
AS OF 05/31/12

Reflects call of $150MM Floating Sr Notes (CMS) for 07/16/12 redemption
& issuance of $375MM 2.85% FMBs

F/V	S/U	Maturity or Call Date	Amount (000's)	DEBT/ CO
SHORT-TERM DEBT:				
F	U	SHORT-TERM	$ 172,500	5.5% Convertible Sr Notes (Next Put Date 06/15/14) (CMS)
V	U	07/16/12	150,000	Floating Rate Sr Notes (CMS) Early Redempt Dt
F	S	04/15/13	375,000	5.375% Series B FMBs (CECo)
			$ 697,500	
LONG-TERM DEBT:				
F	S	02/15/14	$ 200,000	6% FMBs (CECo)
F	U	05/15/14	250,000	2.75% Sr Notes (CMS)
			$ 450,000	
F	S	03/15/15	$ 225,000	5% FMBs Series N (CECo)
F	U	09/30/15	250,000	4.25% Sr Notes (CMS)
F	S	10/15/15	50,000	2.60% FMBs (CECo)
F	U	12/15/15	125,000	6.875% Sr Notes (CMS)
			$ 650,000	
F	S	08/15/16	$ 350,000	5.5% Series M FMBs (CECo)
V	U	12/15/16	30,000	$180MM Term Loan (CMS)
			$ 380,000	
F	S	02/15/17	$ 250,000	5.15% FMBs (CECo)
F	U	07/17/17	250,000	6.55% Sr Notes (CMS)
F	S	10/15/17	100,000	3.21% FMBs (CECo)
F	U	02/15/18	250,000	5.05% Sr Notes (CMS)
F	S	03/01/18	180,000	6.875% Sr Notes (CECo)
V	S	04/15/18	67,700	VRDBs to replace PCRBs (CECo)
F	S	09/15/18	250,000	5.65% FMBs (CECo)
F	S	03/15/19	350,000	6.125% FMBs (CECo)
F	U	06/15/19	300,000	8.75% Sr Notes (CMS)
F	S	09/15/19	500,000	6.70% FMBs (CECo)
F	U	02/01/20	300,000	6.25% Sr Notes (CMS)
F	S	04/15/20	300,000	5.65% FMBs (CECo)
F	S	10/15/20	100,000	3.77% FMBs (CECo)
F	U	03/15/22	300,000	5.05% Sr Notes (CMS)
F	S	05/15/22	375,000	2.85% FMBs (CECo)
F	S	09/01/22	250,000	5.30% FMBs (CECo)
V	S	04/01/35	35,000	PCRBs (CECo)
F	S	09/15/35	175,000	5.80% FMBs (CECo)
F	S	09/01/40	50,000	6.17% FMBs (CECO)
F	S	10/15/40	50,000	4.97% FMBs (CECo)
			$ 4,432,700	
			$ 6,610,200	TOTAL
		Various Maturity Dates/No Maturity Date Available:		
			$ 152,322	CECo Securitization Bonds after 04/20/12 payment
			185,371	CECo Capital lease rental commitments as of 03/31/12
			476,432	EnerBank Discount Brokered CDs as of 03/31/12 (CMS)
			(16,169)	CMS Net unamortized discount as of 03/31/12
			(3,221)	CECo Net unamortized discount as of 03/31/12
			$ 7,404,935	**GRAND TOTAL**

Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured

29

Consumers Electric Utility

Financial & Operating Statistics

Years Ended December 31	2011	2010	2009	2008	2007
ELECTRIC REVENUE AND POWER COSTS ($ Millions)					
Residential	**$1,678**	$1,614	$1,387	$1,414	$1,326
Commercial	**1,197**	1,166	1,099	1,129	1,111
Industrial	**784**	749	677	810	775
Other	**39**	40	36	32	30
Total revenue from customers	**$3,698**	$3,569	$3,199	$3,385	$3,242
Wholesale	**21**	20	19	22	23
Intersystem	**43**	99	94	113	92
Retail open access/direct access	**91**	54	31	15	15
Miscellaneous	**60**	60	64	59	71
Total electric utility revenue	**$3,913**	$3,802	$3,407	$3,594	$3,443
Fuel for electric generation	**$559**	$520	$460	$483	$385
Purchased and interchange power	**1,348**	1,308	1,232	1,388	1,449
DEPRECIATION AND AMORTIZATION	**$412**	$450	$441	$438	$397
OPERATING INCOME	**$712**	$672	$488	$576	$413
NET INCOME	**$333**	$303	$194	$271	$196
DELIVERIES (Million kWhs)					
System sales					
Residential	**12,931**	12,968	12,386	12,854	13,206
Commercial	**10,903**	11,026	11,211	11,969	12,384
Industrial	**9,544**	9,061	9,290	10,563	11,153
Other	**224**	235	230	225	231
Total sales to ultimate customers	**33,602**	33,290	33,117	35,611	36,974
Wholesale	**332**	325	328	333	496
Retail open access/direct access	**3,901**	4,079	2,326	1,541	1,364
Intersystem	**1,349**	1,394	1,277	1,176	1,329
Total electric system deliveries	**39,184**	39,088	37,048	38,661	40,163
AVERAGE ELECTRIC REVENUE (¢ per kWh)					
Residential	**12.98**	12.45	11.20	11.00	10.04
Commerical	**10.98**	10.58	9.80	9.43	8.98
Industrial	**8.21**	8.27	7.29	7.67	6.95
Other	**17.41**	17.02	15.65	14.22	12.99
Total	**11.01**	10.72	9.66	9.51	8.77
ELECTRIC CUSTOMERS BILLED (At December 31)					
Residential	**1,571,319**	1,569,183	1,566,980	1,584,752	1,575,386
Commercial	**207,490**	210,380	210,223	208,931	211,365
Industrial	**8,691**	8,881	8,770	8,505	8,619
Retail Open Access/Direct Access	**1,078**	1,095	861	642	642
Other	**1,300**	1,287	1,282	2,045	2,025
Total	**1,789,878**	1,790,826	1,788,116	1,804,875	1,798,037
AUTHORIZED RETURN ON EQUITY	**10.70%**	10.70%	10.70%	10.70%	11.15%
EARNED RETURN ON EQUITY-FINANCIAL	**11.00%**	10.60%	6.40%[1]	9.40%	7.50%
RATE BASE ($ Millions)	**$7,442**	$6,815	$6,459	$6,175	$5,407
COOLING DEGREE DAYS [2]					
Normal degree days in calendar year	**584**	571	578	579	545
Actual degree days	**767**	884	379	542	773
Warmer (colder) than normal (%)	**31**	55	(34)	(6)	42
Increase (decrease) from normal in:					
Electric deliveries (millions of kWh)	**513**	855	(461)	146	736

[1] 9.1% excluding Big Rock Decommissioning refund

[2] CDD base 65 degrees, Lansing weather station, normal equals average of preceding 15 year time period

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

30

Consumers Electric Utility
Financial & Operating Statistics

Years Ended December 31	2011	2010	2009	2008	2007
FUEL COST ($ per MMBtu)					
Coal	**2.94**	2.51	2.37	2.01	2.04
Oil	**18.55**	10.98	9.59	11.54	8.21
Gas	**4.95**	5.57	6.57	10.94	10.29
Nuclear	**0.00**	0.00	0.00	0.00	0.42
Weighted average for all fuels	**3.18**	2.71	2.56	2.47	2.07
FUEL COST FOR GENERATION (%)					
Coal	**83.5**	88.2	90.6	81.0	97.9
Oil	**2.1**	3.3	2.5	4.1	9.1
Gas	**14.3**	8.4	6.8	14.6	0.9
Nuclear	**0.0**	0.0	0.0	0.0	2.2
Nox allowances	**0.1**	0.1	0.1	0.3	(10.1)
POWER GENERATED (Millions of kWhs)					
Coal	**15,468**	17,879	17,255	17,701	17,903
Oil	**7**	21	14	41	112
Gas	**1,912**	1,043	565	804	129
Nuclear	**0**	0	0	0	1,781
Renewable energy (hydro)	**425**	365	466	454	416
Net pumped storage [1]	**(365)**	(366)	(303)	(382)	(478)
Total net generation	**17,447**	18,942	17,997	18,618	19,863
Purchased and interchange:					
Non-utility generation	**12,674**	12,003	11,538	13,643	12,502
Net interchange power	**6,825**	6,045	6,925	6,653	8,009
Total net purchased and interchange power	**19,499**	18,048	18,463	20,296	20,511
Total net power supply	**36,946**	36,990	36,460	38,914	40,374
POWER GENERATED (%)					
Total net generation	**47.2**	51.2	49.4	47.8	49.2
Non-utility generation	**34.3**	32.4	31.6	35.1	31.0
Net interchange power	**18.5**	16.3	19.0	17.1	19.8
Total net purchased and interchange power	**52.8**	48.8	50.6	52.2	50.8
Total net power supply	**100.0**	100.0	100.0	100.0	100.0
NET DEMONSTRATED CAPABILITY AT PEAK (MW)					
Coal	**2,823**	2,828	2,850	2,850	2,841
Oil and gas	**1,810**	1,814	1,814	1,997	1,459
Combustion turbine	**465**	517	661	661	345
Nuclear	**0**	0	0	0	0
Renewable energy (hydro)	**77**	74	74	73	73
Pumped storage	**955**	955	955	955	955
Total owned generation	**6,130**	6,188	6,354	6,536	5,673
P&I power capability	**2,458**	3,058	2,600	3,050	3,627
Total owned and P&I	**8,588**	9,246	8,954	9,586	9,300
NET DEMONSTRATED CAPABILITY AT PEAK (%)					
Total owned generation	**71.4**	66.9	71.0	68.2	61.0
P&I power capability	**28.6**	33.1	29.0	31.8	39.0
Total owned and P&I	**100.0**	100.0	100.0	100.0	100.0
Peak load (MW) [2]	**8,930**	8,190	7,756	7,705	8,391
Reserve capacity (%)	**4**	11	17	22	12
Nameplate generating capacity (MW) at peak	**6,784**	6,784	6,784	6,784	6,784
Load factor (%) [3]	**50.8**	55.3	55.9	59.2	56.3
Heat rate-average Btu of fuel per net kWh generated	**10,214**	10,132	10,072	10,201	10,198

[1] Consumers' portion of the Ludington pumped storage facility

[2] Includes Retail Open Access customers

[3] Includes bundled service customers

CMS Energy Investor Relations **One Energy Plaza Jackson, MI 49201 517-788-2590** **www.cmsenergy.com**

31

Consumers Gas Utility

Financial & Operating Statistics

Years Ended December 31	2011	2010	2009	2008	2007
GAS REVENUE AND COST OF GAS ($ Millions)					
Residential	**$1,655**	$1,677	$1,808	$1,971	$1,823
Commercial	**438**	449	511	598	552
Industrial	**89**	88	101	124	113
Other	**3**	3	3	5	6
Total sales revenue	**$2,185**	$2,217	$2,423	$2,698	$2,494
Transportation fees	**60**	53	48	45	44
Miscellaneous	**95**	84	85	84	83
Total gas utility revenue	**$2,340**	$2,354	$2,556	$2,827	$2,621
Cost of gas sold	**1,438**	1,516	1,778	2,079	1,918
Gas utility revenue net of cost of gas	**$902**	$838	$778	$748	$703
DEPRECIATION, DEPLETION AND AMORTIZATION	**$130**	$122	$118	$136	$127
OPERATING INCOME	**$272**	$252	$201	$190	$170
NET INCOME	**$130**	$127	$96	$89	$87
SALES AND DELIVERIES (Bcf)					
Residential	**157**	152	163	171	167
Commercial	**50**	47	52	57	55
Industrial	**11**	10	11	12	12
Other	**-**	-	-	-	-
Total gas sales [1]	**218**	209	226	240	234
Gas transportation deliveries	**119**	108	93	98	107
Total gas sales and transportation deliveries	**337**	317	319	338	341
GAS CUSTOMERS BILLED (at December 31)					
Residential	**1,579,835**	1,576,520	1,574,246	1,577,863	1,580,586
Commercial	**118,215**	117,860	118,199	118,870	119,703
Industrial	**6,721**	6,938	7,073	6,961	7,014
Transportation	**3,179**	3,005	2,725	2,507	2,495
Total customers	**1,707,950**	1,704,323	1,702,243	1,706,201	1,709,798
AVERAGE GAS REVENUE ($ per Mcf)					
Residential	**$10.54**	$11.03	$11.09	$11.53	$10.93
Commercial	**8.76**	9.59	9.83	10.49	10.09
Industrial	**8.09**	9.17	9.18	10.33	9.62
Transportation [2]	**0.82**	0.82	0.82	0.70	0.68
GAS SUPPLY (MMcf)					
Gas Cost Recovery	**188,177**	170,575	206,866	208,296	216,843
Gas Customer Choice	**48,224**	38,806	31,498	24,177	19,520
Total	**236,401**	209,381	238,364	232,473	236,363
WORKING GAS STORAGE CAPACITY (Bcf)	**142**	142	142	142	143
AVERAGE COST OF GAS SOLD ($ per Mcf) [3]					
Gas Cost Recovery	**$6.02**	$6.73	$7.66	$8.36	$7.91
Gas Customer Choice	**6.30**	7.27	7.98	9.99	9.79
AUTHORIZED RETURN ON EQUITY	**10.50%**	10.55%	10.55%	10.55%	10.75%
EARNED RETURN ON EQUITY-FINANCIAL	**10.50%**	10.90%	9.90%	9.20%	9.20%
RATE BASE ($ Millions)	**$3,110**	$2,867	$2,778	$2,638	$2,444
HEATING DEGREE DAYS [4]					
Normal degree days in calendar year	**6,678**	6,731	6,732	6,741	6,767
Actual degree days	**6,606**	6,305	6,913	6,965	6,548
Colder (warmer) than normal (%)	**(1.1)**	(6.3)	2.7	3.3	(3.2)
Increase (decrease) from normal in:					
Gas deliveries (Bcf)	**(0.4)**	(6.4)	4.8	4.1	(6.3)

[1] Includes Gas Customer Choice sales

[2] Average gas revenue for transportation excludes amounts related to MCV and off-system transportation

[3] Includes pipeline transportation charges

[4] HDD base 65 degrees, seven weather station average, normal equals average of preceding 15 year time period

CMS Energy Investor Relations **One Energy Plaza Jackson, MI 49201 517-788-2590** **www.cmsenergy.com**

32

Enterprises & EnerBank

CMS ENERGY

Independent Power Production

Plant	Fuel	Ownership Interest	Gross Capacity	In-Service Year	Capacity Under LT Contract	State
Craven	Wood	50%	50	1990	100%	NC
DIG	Natural Gas	100	710	2001	20	MI
Filer City	Coal	50	73	1990	100	MI
Genesee	Wood	50	40	1996	100	MI
Grayling	Wood	50	38	1992	100	MI
MI Power	Natural Gas	100	224	1999	59	MI
Net MW Owned by CMS			1,035			


Michigan Power (Livingston)
Grayling
Filer City
Genesee
EnerBank HQ
Michigan Power (Kalamazoo River)
DIG
Craven
Renewables
Other

CMS Energy Investor Relations One Energy Plaza Jackson, MI 49201 517-788-2590 www.cmsenergy.com

GAAP RECONCILIATION

Earnings Per Share By Year GAAP Reconciliation

(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58

After-tax items:
Electric and gas utility	0.21	(0.39)	—	—	(0.07)	0.05	0.33	0.03	0.00
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)	0.09	(0.03)	(0.11)
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)	0.01	*	(0.01)
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)
Asset impairment charges, net	—	—	1.82	0.76	0.60	—	—	—	—
Cumulative accounting changes	0.16	0.01	—	—	—	—	—	—	—

Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45
Mark-to-market impacts		0.03	(0.43)	0.51

Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA

*	Less than $500 thousand or $0.01 per share.
(a)	$1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

2003-11 EPS

CMS Energy

Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities

(unaudited)

(mils)

	2009	2010	2011	2012	2013	2014	2015	2016
Consumers Operating Income + Depreciation & Amortization	$1,248	$1,498	$1,527	$1,651	$1,735	$1,860	$1,977	$2,051
Enterprises Project Cash Flows	16	39	24	25	27	33	35	35

Gross Operating Cash Flow	$1,264	$1,537	$1,551	$1,676	$1,762	$1,893	$2,012	$2,086
Other operating activities including taxes, interest payments and working capital	(416)	(578)	(382)	(426)	(412)	(443)	(757)	(776)

Net cash provided by operating activities	$848	$959	$1,169	$1,250	$1,350	$1,450	$1,255	$1,310

2009-16 OCF